Accrued Expenses and Other Payables - Schedule of Accrued Expenses and Other Payables (Details) - USD ($) $ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Schedule of Accrued Expenses and Other Payables [Abstract]
Interest payable	[1]	$ 8,351	$ 7,020
Accrued expenses		2,397	3,918
Deposits and other payables to customers	[2]	2,489	2,902
Others		880	2,220
Total		$ 14,117	$ 16,060

[1]	The interest payable represented the accrued interest for long-term payables owed to the mining equipment supplier totaling $93.36 million with a fixed annual interest rate of 3% as of June 30, 2026, compared with 6% as of December 31, 2025 (see Note 9); and (ii) long-term loans totaling $5.40 million with a fixed annual interest rate ranging from 5% to 6.5% (see Note 10).
[2]	The Company recognizes refund liabilities in respect of amounts received from customers, comprising deposits for hosting services and temporary overpayments that are subject to refund.